Exhibit 32.1

Certification of

Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the

Sarbanes Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2023 of Ramaco Resources, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall W. Atkins, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: March 14, 2024	/s/ Randall W. Atkins
Randall W. Atkins Chairman and Chief Executive Officer